Next-Generation Radiopharmaceuticals Redefining Targeted Oncology

Designed to be the Most Potent Payload in Targeted Oncology

Three Independent Clinical-Stage Programs, Each Against a Distinct Target with Data in 2027

Deep Leadership Across Radiopharmaceutical and Drug Development

The Perspective Story in Four Parts

Radiopharmaceutical Therapy: A Category Still Early in Its Adoption Curve

Targeted Delivery of Payloads is Transforming Oncology Therapy

$45 Billion+ Addressable Market, Already Generating Blockbuster Radiopharmaceutical Revenue

Four Programs Address a Combined $45B+ Solid Tumor Market

Pipeline in Depth: The Data Behind Each Program

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors Bamzireotide Navoxetan (VMT-α-NET)

Ongoing Phase 1/2a to Establish Broad Therapeutic Window

Durable Ongoing Disease Control

Bamzireotide Navoxetan’s Compelling Profile Supports Pre-Phase 3 Activities

Melanoma Lapemelanotide zapixetar

Checkpoint Inhibitors Transformed Melanoma Care but Still Leave Many Behind

Potential First-in-Class 212Pb Therapy Targeting MC1R for Melanoma

Ongoing Phase 1/2a Open-Label Trial For Lapemelanotide Zapixetar in Melanoma

Preliminary Anti-tumor Activity Observed at 3.0 x 3 mCi Dose

Generally Well-Tolerated

Lapemelanotide Zapixetar Clinical Data Support Further Development

PSV359 Advanced Solid Tumors

PSV359: Potential First-in-Class 212Pb Therapy Targeting FAP-ɑ for Solid Tumors

FAP-ɑ is an Attractive Cancer Target with Broad Solid Tumor Potential

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

CCK2R81 a potential first-in-class in selected solid tumors

Perspective’s CCK2R81 in Medullary Thyroid Cancer Compared to FDG and Fluorodopa

Platform and Manufacturing

Optimizing Structural Chemistry:

Choosing the Right Isotope

Not All ²¹²Pb Programs Are Created Equal

Advancing a Theranostic Approach:

Direct-to-Hospital Delivery through Integrated Isotope Production

Reaching the Largest Addressable Market with Regional Manufacturing

Financial Strength and IP

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain

A Decade of Deliberate, End-to-End Engineering

Built Over a Decade - The Platform Is Built; Pipeline Advancing

Abbreviations

APPENDIX – Backup Slides

Investment thesis

Engineering the Alpha Advantage in Targeted Oncology

Optimizing the Entire System for Targeted Oncology

Advancing a Diverse 212Pb-Based Oncology Portfolio

Market opportunity

Solid Tumors are an Attractive Market for Radiopharmaceuticals

2L+ Metastatic Melanoma Trials

Bamzireotide navoxetan (VMT-α-NET)

Designed with Broad Therapeutic Window

Dosimetry: Independent Investigator Findings

Dosimetry: Highlights from the Phase 1 Study

Baseline Patient Characteristics in NANETS 2026 Data Analysis

Patient with Confirmed PR After [212Pb]VMT-α-NET Treatment

Lapemelanotide zapixetar (VMT01)

ICI Combo Rationale: Strong Synergy with Lapemelanotide Zapixetar in Melanoma

Metastatic Melanoma: Post Second line plus

PSV359

PSV359 is Active Against FAP-α Expression on Tumor and on Stroma

Platform and Manufacturing

Designed for Better Clinical Outcome

212Pb Uniquely Suited for Combination with Immune Checkpoint Inhibitors

Kinetics Matter: 212Pb Hits Hard and Fast for Strong Activity with Less Systemic Exposure

On-Demand Fulfillment at Regional Sites for Finished Product Delivery

Ideal for Regional Manufacturing

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

IP protection

PERSPECTIVE® THERAPEUTICS

Next-Generation Radiopharmaceuticals Redefining Targeted Oncology

Corporate Presentation

November 2026

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company’s pre-clinical and clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, submissions and approvals; the potential best-in-class and first-in-class characteristics of our product candidates; expectations regarding the potential total addressable market and commercial market opportunities for the Company’s product candidates; the Company’s manufacturing, supply and distribution plans and capabilities; the Company’s expected cash runway and financial position; the potential functionality, capabilities, advantages and benefits of the Company’s product candidates and the potential application of these product candidates for other disease indications; the Company’s expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; uncertainties regarding the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; and any changes in applicable laws and regulations. Certain factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Designed to be the Most Potent Payload in Targeted Oncology

A single alpha particle can disrupt a cancer cell, a threshold beta emitters and ADCs can't reach

NEXT-GENERATION RADIOPHARMACEUTICALS

Alpha emitter chosen to be the most potent payload in oncology, with broad applicability across tumor types.

OPTIMIZE CLINICAL PROFILE

Proprietary structural chemistry built to deliver potency safely, through optimized kinetics and imaging-guided precision.

MANUFACTURING NETWORK

Built out ahead of competition, positioned to reach patients at scale.

Clinically Validated Modality

PLUVICTO® LUTATHERA®

Massive Projected Annual TAM

$45B+

PERSPECTIVE® THERAPEUTICS

Three Independent Clinical-Stage Programs, Each Against a Distinct Target with Data in 2027

SSTR2 · bamzireotide navoxetan

Neuroendocrine Tumors

Phase 1/2a dose-finding

EOP2 meeting targeted 1Q 2027
Maturing duration of follow-up across all cohorts

MC1R · lapemelanotide zapixetar

Melanoma

Phase 1/2a dose-finding

More data from ongoing cohorts in 2027

FAP-α · PSV359

Solid Tumors

Phase 1/2a dose-finding

Progressed to dose level 3
Initial data expected 2027

Deep Leadership Across Radiopharmaceutical and Drug Development



Thijs Spoor
Chief Executive Officer
20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy



Joel Sendek
Chief Financial Officer
30+ years of expertise in the life sciences sector, including four prior CFO roles at life sciences companies



Markus Puhlmann, MD MBA
Chief Medical Officer
20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings



Paul Lyne, PhD
Chief Science Officer
25+ years of biopharma R&D leadership; helped advance 30+ oncology programs and contributed to multiple approved cancer medicines



Amos Hedt
Chief Business Strategy Officer
25+ years of expertise in early-stage drug development; 10+ years in radiopharmaceuticals



Jonathan Hunt
Chief Accounting Officer
25+ years of finance and accounting experience across diverse industries, including Fortune 500 companies.



Shane Cobb
EVP, Operations
30+ years in radiopharma and commercial operations, specializing in global supply chains and operational excellence.



Belén Carrillo-Rivas, D.Phil
SVP, Global Regulatory Affairs
20+ years of experience in worldwide regulatory strategy and guiding drug discovery and development across multiple therapeutic areas.



John Kappelhof
SVP, Prog & Portfolio Mgt
30+ years in pharma and medical device industries, specializing in portfolio and program management.



Shilpen Patel, MD,
SVP, Clinical Development
20+ years of oncology clinical development experience, leading Phase I–IV studies across biopharma and academic medicine



John J. Grant, PhD
SVP, Business Development
20+ years in business development, focusing on oncology and rare disease, with pharma/biotech experience.



Fran Newark
VP, Clinical Operations
10+ years in global drug development, with deep expertise in Phase I–IV clinical trials and radiopharmaceuticals.



Annie J. Cheng, CFA
VP, Investor Relations
25+ years in the healthcare investment community, spanning sell-side equity research and in-house investor relations

PERSPECTIVE® THERAPEUTICS

The Perspective Story in Four Parts

1 **The Opportunity**
A commercially proven category, still under 10% penetrated by approved therapies[1]

2 **Pipeline in Depth**
Three clinical-stage oncology franchises. Lead program has demonstrated potential best-in-class clinical profile[2]

3 **Platform and Manufacturing**
Chemistry built for Lead-212 and a supply chain already reliably delivering patient doses in the US

4 **Financial Strength and IP**
Well-funded through major data readouts, with patent protection into the 2040s

[1]See slides 9 and 10
[2]See section 2a and 61

PERSPECTIVE THERAPEUTICS

1

Radiopharmaceutical Therapy: A Category Still Early in Its Adoption Curve

The Perspective Opportunity

Targeted Delivery of Payloads is Transforming Oncology Therapy

RPT remains one of oncology's most untapped opportunities

Established oncology modalities

35% 5-year survival for metastatic disease[1]

- S — Surgery
- R — External Beam Radiation
- H — Hormone Therapy
- Chemo — Chemotherapy
- CT — Cell Therapy
- IO — Immunotherapy
- TT — Targeted Therapies

Next-generation targeted-delivery modalities

ADC — **Antibody-Drug Conjugates** — Targeted chemo

TCE — **T-Cell Engagers** — Targeted IO

RPT — **Radiopharmaceutical Therapies** — Targeted Radiation

ADC — Mechanism of action

① Bind to tumor antigen ② Taken up into tumor cells ③ Payload release ④ Tumor cell death



TCE — Mechanism of action

① Bind to tumor antigen ② Bind to T-cells Bring T-cells to tumors ③ T-cell activation ④ T-cells kill tumors


Perforin/
Granzyme

RPT — Mechanism of action

① Bind to tumor antigen Internalization optional ② Radioactive decay predictable ③ Tumor cell damage/death Immune activation



[1] Siegel RL, Kratzer TB, Wagle NS, Sung H, Jemal A. Cancer statistics, 2026. *CA Cancer J Clin*. 2026;76(1):e70043. doi:10.3322/caac.70043

PERSPECTIVE THERAPEUTICS

$45 Billion+ Addressable Market, Already Generating Blockbuster Radiopharmaceutical Revenue

250K+ addressable patients across 10+ tumor types

Less than 10% of tumors are addressed by approved radiopharmaceuticals today


$13.8
$11.5
$4.6
$3.0
$2.7
$2.4
$1.6
$5.0
$45B+
addressable market
NSCLC
Breast
Colorectal
Melanoma
Gastric
SCLC
H&N
Other

Metastatic addressable market (US) for all targets

~$2.0B

Pluvicto trailing annual US sales*

>$600M

Lutathera trailing annual US sales*

$45B+

Total addressable market across 10+ tumor types, 250K+ addressable patients

Market sizes and patient numbers from Evaluate Consulting.
*Financial report for 3Q2026, FY2025

PERSPECTIVE THERAPEUTICS

Four Programs Address a Combined $45B+ Solid Tumor Market

250K+ addressable patients across 10+ tumor types

SSTR2 · Bamzireotide navoxetan

Up to

$16B

SSTR2+ addressable market

67K

Metastatic SSTR2+ patients

SSTR2 beyond GEP-NETs offers significant additional markets

MC1R · Lapemelanotide zapixetar

Up to

$3B

MC1R+ addressable market

6K

Stage III/IV MC1R+ patients

Market can be large even in niche indications with very high unmet need

FAP-α · PSV359

Upwards of

$20B

FAP+ addressable market (top 5 tumor types only)

122K

Metastatic FAP+ patients

Expression across nearly all solid tumors for pan-cancer potential

CCK2R · PSV594

Up to

$6B

CCK2R+ addressable market

82K

Metastatic CCK2R+ patients

Target addresses very high unmet needs with potential to transform markets

Market sizes and patient numbers from Evaluate Consulting. Target expression data from literature review.

PERSPECTIVE THERAPEUTICS

2

Pipeline in Depth: The Data Behind Each Program

Three clinical oncology franchises: bamzireotide navoxetan, lapemelanotide zapixetar, PSV359

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors
Bamzireotide navoxetan

^{212}Pb therapy targeting **SSTR2**

Potential best-in-class overall clinical profile

Safety profile expected to meet patient and clinician needs

Phase 1/2a maturing duration data

(88 patients dosed)[1,2]

Melanoma
Lapemelanotide zapixetar

^{212}Pb therapy targeting **MC1R**

Evaluating monotherapy activity and synergy with checkpoint inhibitor

Safety profile expected to allow for earlier lines of therapy

Phase 1/2a data from ongoing cohorts

(32 patients dosed)[1]

Advanced Solid Tumors
PSV359

^{212}Pb therapy targeting **FAP-α**

Well-known cancer associated target expressed in many solid tumors

Human data support strong tumor uptake with fast renal clearance

Phase 1/2a data initial data

(17 patients dosed)[1]

Multiple clinical value inflection catalysts in 2027

[1]As of October 30, 2026; [2]Out of the 88 patients, 86 patients have NETs, and 2 patients have meningioma

PERSPECTIVE THERAPEUTICS

2a

Neuroendocrine Tumors
Bamzireotide Navoxetan (VMT-α-NET)

Targeting SSTR2

Bamzireotide Navoxetan Addresses a Large SSTR2+ Population

~250K | ~12K

People living with NETs in the U.S.[1]
And newly diagnosed annual in the U.S.[2]

90%

of GEP-NETs express SSTR2[3]

37% - 47%

ORR in GEP-NET patients with SSTR2 expression in all target lesions[4]

75%

PFS at 18 months in SSTR2+ GEP-NET patients across cohorts 1, 2, and 3[4]

Room for a Next-Generation Alpha RPT

- ^{212}Pb alpha payload: high-energy, short-range radiation with ~80% of dose delivered within 24 hours
- Favorable risk / benefit profile displayed with bamzireotide navoxetan in an ongoing Phase 1/2a study
- Targeting End-of-Phase 2 meeting in 1Q 2027

[1]Dasari A et al. JAMA Netw Open 2025;8:e2515798. [2]Wu P et al. Endocr Connect 2023;12:e230331. [3]Maratta MG et al. Cancers 2025;17:1937. [4]Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026, among patients who received at least one treatment. Retrospective subgroup of GEP-NET patients with SSTR2 expression in all target lesions.
For class overview and sources, see slide "Radiopharmaceutical Therapy Trials in SSTR2+ GEP-NETs".

PERSPECTIVE THERAPEUTICS

Ongoing Phase 1/2a to Establish Broad Therapeutic Window

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients

Median follow up 128 (123-133) weeks

Cohort 1 ✓
2.5 mCi x 4 = 10 mCi
n = 2

Median follow up 76 (6-124) weeks

Cohort 2 ✓
5.0 mCi x 4 = 20 mCi
n = 46

Median follow up 34 (11-59) weeks

Cohort 3 ✓
6.0 mCi x 4 = 24 mCi
n = 20

Cohort 4* ✓
Frontloading
6/5/5/4 mCi = 20 mCi
n = 20

Enrolled

Tumors assessed by RECIST criteria

Pre-Phase 3 activities progressing

GEP-NETs

Additional SSTR2+ tumor types

Meningioma
n=2

Enrolling

Potential expansion into SCLC, breast cancer, head & neck cancer

Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026. Subsequent to the presentation, additional patients received treatment as of October 30, 2026.
All numbers are for patients who received at least one treatment
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618.

Bamzireotide Navoxetan is Being Evaluated in a Broader, Less Selected SSTR2 Population

Three phase 3 PRRT benchmarks used distinct populations; bamzireotide navoxetan combines progressive disease with broader biology and SSTR2 heterogeneity

	PROGRESSIVE | SELECTED **NETTER-1[1,2]** Ph3 Registered	EARLY-LINE | SELECTED **NETTER-2[3]** EU application withdrawn	PROGRESSIVE | SELECTED **COMPETE[4]** NDA received CRL; CMC related	PROGRESSIVE | BROADER **Bamzireotide navoxetan** Ph1/2
SETTING	Progressive on SSA	Newly diagnosed; progression not required	Advanced, progressive disease	Progressive disease
BIOLOGY	G1 / G2 • midgut only	Higher-G2 / G3 • GI + pancreatic	G1 / G2 • GI (non-functional)+ pancreatic	G1 / G2 / G3 • broader site mix
PRIOR SSA	100%	~19%	First or later line; prior-treatment mix	85%
SSTR STATUS	**100% target lesions SSTR+**	**100% target lesions SSTR+**	**100% target lesions, >90% large lesions SSTR+**	**84% GEP-NET & all target lesions SSTR+**
	Established disease; favorable targetability	**Earlier disease; largely treatment-naïve**	**Lower-grade, progressive disease**	**Prior treatment + greater SSTR2 heterogeneity**

Bamzireotide navoxetan combines patients with progressive disease, broader G1-G3 biology, prior treatment and less-uniform SSTR2 targetability: Cross-trial efficacy is not like-for-like

[1]LUTATHERA® USPI; [2]Strosberg J et al. NEJM 2017; [3]Singh S et al. Lancet 2024; [4]Walter T et al, Lancet 2026
No head-to-head studies have been conducted; given different designs and methods, cross-trial comparisons cannot be made.

PERSPECTIVE THERAPEUTICS

Robust Disease Control and Encouraging Objective Responses Observed Across Cohorts 2 and 3

Objective Responses (PR + uPR) in Cohort 2 (33%) and Cohort 3 (50%), with disease control in ≥89% of patients in each cohort

Best overall response by cohort

	Cohort 1 N=2 (%)	Cohort 2 N=46 (%)	Cohort 3 N=20 (%)
Disease control	**2** *(100)*	**41** *(89.1)*	**19** *(95.0)*
ORR	0	**15** *(32.6)*	**10** *(50.0)*
Confirmed PR	0	14 *(30.4)*	6 *(30.0)*
Unconfirmed PR	0	1 *(2.2)*	4 *(20.0)*
Stable disease	2 (100)	26 *(56.5)*	9 *(45.0)*
Progressive disease	0	5 *(10.9)*	1 *(5.0)*
DC GEP-NET SSTR2+	**2/2** *(100)*	**35/38** *(92.1)*	**17/17** *(100)*
ORR GEP-NET SSTR2+	**0/2** *(0.0)*	**14/38** *(36.8)*	**8/17** *(47.1)*

Disease control = CR/PR/SD.


50%
25%
0%
-25%
-50%
-75%
Dose Level
Cohort 1
Cohort 2
Cohort 3

* = Not GEP-NET or ≥1 non-SSTR2 target lesion

GEP-NET SSTR2+ = SSTR2 expression in all target lesions.
ORR = confirmed or unconfirmed CR/PR. All treated patients; Investigator-assessed RECIST v1.1; Waterfall: 67 patients with a post-baseline measurement.
Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026

PERSPECTIVE THERAPEUTICS

Serial Tumor Assessments Support Sustained Antitumor Activity

SSTR2+ GEP-NET patients: Durable ongoing disease control

Cohort 2, subjects who received at least 1 dose


75
50
25
0
-25
-50
-75
Percent Change from Baseline (%)
0
20
40
60
80
100
Study Week
Cohort 2 (N=46)
GEP-NET, SSTR2+ in all target lesions (N=38)
Other (N=8)

Cohort 3, subjects who received at least 1 dose


75
50
25
0
-25
-50
-75
Percent Change from Baseline (%)
0
20
40
60
80
100
Study Week
Cohort 3 (N=20)
GEP-NET, SSTR2+ in all target lesions (N=17)
Other (N=3)

SSTR2+ GEP-NET = GEP-NET with SSTR2 expression in all target lesions. Investigator-assessed RECIST v1.1. Time on study and response are shown descriptively. Data reflects patients who received at least one dose, with follow-up ongoing.
Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026

Durable Ongoing Disease Control


Cohorts 1–3, All subjects receiving at least 1 dose (N=68)
Cohort 1
Cohort 2
Cohort 3
Not GEP-NET or ≥1 non-SSTR2 target lesion
First Response
Confirmed PR
Disease progression
Death
0
20
40
60
80
100
Study Week

Darker segment of each bar represents treatment period. Lighter segment represents time on study post the treatment period. Data reflects patients who received at least one dose, with follow-up ongoing. Investigator-assessed RECIST v1.1. Time on study and response are shown descriptively. *Confirmed PR observed on 21 Aug 2026; not entered in the EDC until 13 Oct 2026.
Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026

PERSPECTIVE THERAPEUTICS

Maturing PFS Supports Translation into Durable Clinical Benefit

Across SSTR2+ GEP-NET patients in Cohort 1-3 (N=57)[1]

The Kaplan-Meier estimate of investigator-assessed PFS at 18 months was 75.1%

Cohort 2

89.5% PFS at 6 months

76.1% PFS at 12 months

73.2% PFS at 18 months

Kaplan-Meier estimate of PFS


PFS by cohort – GEP-NET, SSTR2+ in all target lesions (N=57)
78.1%
76.1%
73.2%
Survival Probability
Time from Treatment Start (Months)
Cohort 1
Cohort 2
Cohort 3
+ Censored

Landmark PFS rate, % – GEP-NET, SSTR2+ in all target lesions[1]

	Cohort 1 (N=2)	Cohort 2 (N=38)	Cohort 3 (N=17)	Cohorts 1–3 (N=57)
6 months	100	89.5	93.8	**91.2**
12 months	100	76.1	78.1‡	**77.8**
18 months	100	73.2	NE	**75.1**
At risk, 6 / 12 / 18 mo	2 / 2 / 2	34 / 27 / 13	11 / 1 / 0	47 / 30 / 15
PFS events, n (%)	0	11 (28.9)	2 (11.8)	13 (22.8)

‡1 patient at risk at the landmark. NE, not estimable (no patient at risk).

[1]Retrospective subgroup of GEP-NET patients with SSTR2 expression in all target lesions in Study VMT-α-NET-T101 (NCT05636618)

Investigator-assessed RECIST v1.1; Kaplan-Meier estimates with log-log 95% CI. Cohort 3 is preliminary dose-exploration data. Curves are truncated at 20 months, where few patients remain at risk. One Cohort 2 PFS event occurred after 20 months. Data reflects patients who received at least one dose, with follow-up ongoing.

Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026

PERSPECTIVE THERAPEUTICS

Favorable Ongoing Safety Profile Strengthens the Therapeutic-Index Thesis

Most common TEAEs (≥15%), % of patients


Alopecia
Nausea
Fatigue
Diarrhoea
Abdominal pain
Lymphocyte count decreased
Hypertension
Constipation
Back pain
Anaemia
0%
20%
40%
60%
80%
Grade 3
Grade 2
Grade 1

Safety analysis set: Cohorts 1–3 (N = 68)

- **No DLTs in DLT-evaluable patients**
- **No TEAEs leading to treatment discontinuation**
- **TEAEs mostly Grade 1–2; Grade 3 in 20 (29.4%); no Grade 4/5**
- **Renal tolerability remained acceptable**
- **No dysphagia**
- **No clinically significant myelosuppression**

All treated patients in cohort 1 to 3 (n = 68), data cut-off 10 Sep 2026. Maximum grade per patient and term. SAEs and TEAEs reported, as per protocol, occurring during the TEAE Window: first [^{212}Pb]VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier, unless otherwise noted.
Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026

PERSPECTIVE® THERAPEUTICS

Renal Monitoring Shows No Clear Evidence of Broad Toxicity Signal


Serum creatinine (mg/dL) – Cohorts 1, 2 and 3[1]
Creatinine (mg/dL)
0
1
2
3
4
5
Baseline (n=68)
Worst (n=68)
Last (n=68)

Grade 3 renal events were rare (2/68 patients) during ongoing study follow up, possibly not drug related[1]

- Both occurred in patients during study follow up.
- **One patient with** AKI 756 days after the last dose. Investigator-assessed as possibly treatment-related. Ongoing.
- **One patient with** AKI starting 255 days after the last dose. Investigator-assessed as unlikely treatment-related. Resolved.


Serum creatinine Cohorts 1, 2 and 3[1]
Creatinine (mg/dL)
0
1
2
3
4
5
0
10
20
30
40
50
60
70
80
90
100
110
120
130
Study Week

[1]One additional patient with creatinine levels greater than 2 mg/dL was reported; this occurred during the course of subsequent therapy after disease progression.
All treated patients in Cohorts 1–3 (n=68). Box = interquartile range; line = median; × = mean; whiskers = values within 1.5 × IQR; points = outliers.
TEAE window: first [^{212}Pb]VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier.
Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026

PERSPECTIVE THERAPEUTICS

Differentiated Early Safety Profile in GEP-NET

No evidence of excess renal or marrow toxicity to date relative to known SSTR2-RPT benchmarks

Bamzireotide navoxetan

No major treatment-limiting safety signals observed to date

0 Dose-limiting toxicities	**0** Grade 4/5 TEAEs
0 Treatment-related SAEs	**0** AE-related discontinuations

Observed events remain limited

Renal 2 Grade 3 AKI events / 68 treated patients   **Marrow** G3 lymphopenia 7.4% | anemia 0%

How safety profile compares across the RPT landscape

Bamzireotide navoxetan has not shown a distinctive renal, marrow, discontinuation or organ-specific liability to date.[1]

Bamzireotide navoxetan[2]	PROMISING	**No differentiated liability observed** Limited renal and marrow burden; no AE-related discontinuations.
SELECTED α-RPT PEERS[3]	WATCH	**Program-specific liabilities observed** Renal, cytopenia or distinctive organ findings have emerged.
ESTABLISHED ^{177}Lu	KNOWN	**Known, monitored class risks** Renal, marrow and late-event monitoring remains important.

[1] For class overview and sources, see slide "Radiopharmaceutical Therapy Trials in SSTR2+ GEP-NETs".
[2] Two Grade 3 AKI events among 68 treated patients: one possibly treatment-related and one considered unlikely related. Both during study follow-up (756 / 255 days after last dose). One additional patient with creatinine levels greater than 2 mg/dL was reported; this occurred during the course of subsequent therapy after disease progression.
[3] RYZ101, AlphaMedix. Dataset was small and enrolled patients previously treated with ^{177}Lu-SSA. VMT-α-NET Phase 1/2a data are interim; long-term renal and marrow surveillance is ongoing

PERSPECTIVE THERAPEUTICS

Three Dimensions Provide a Strong Foundation for a Registrational Study

Strong biological, clinical and therapeutic-index data strengthen our confidence to test translation of this effect in a controlled Phase 3 study.

01

BIOLOGICAL[1, 2]

37% | 47%

Substantial dataset across two active dose cohorts support a credible pharmacologic effect.

02

CLINICAL[1,2]

75% @ 18mo

Maturing PFS estimates support the potential for sustained clinical benefit

03

THERAPEUTIC-INDEX[2]

0 DLTs, 0 Gr 4/5

Robust activity together with the tolerability findings observed to date strengthens the benefit-risk rationale for Phase 3 evaluation

REGISTRATION THESIS

The Phase 1/2a findings demonstrate encouraging activity, evolving durability, and a favorable tolerability profile observed to date, providing a strong foundation for Phase 3 evaluation of clinically meaningful PFS benefit[3].

Phase 3 is intended to confirm and quantify the encouraging clinical signal in a controlled registrational setting.

Final Phase 3 design and investment guidance will follow EOP2 meeting, when the regulatory and operational variables that drive trial size, timing and cost are sufficiently resolved.

[1] Retrospective subgroup of GEP-NET patients with SSTR2 expression in all target lesions in Study VMT-α-NET-T101 (NCT05636618) in Cohorts 2 and 3, respectively.
[2] Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026
[3] Subject to on-going discussion and EOP2 meeting with FDA
For class overview and sources, see slide "Radiopharmaceutical Therapy Trials in SSTR2+ GEP-NETs".

Bamzireotide Navoxetan's Compelling Profile Supports Pre-Phase 3 Activities

Well-Tolerated Safety Profile

Superior safety profile vs. approved and development-stage agents[1]

Supports combination potential with established cancer medicines

Responses Deepen Over Time[2]

5 mCi x4 (20 mCi) dose shows potential best-in-class overall profile

Majority of patients remain on study; continue to achieve deepening responses

NEXT STEPS

Maturing data from Cohort 2: N=46

Additional cohorts for optionality

Targeting End-of-Phase 2 meeting in 1Q 2027

Expansion potential into other tumor types and settings

- Meningioma cohort: enrolling

[1]For class overview and sources, see slide "Radiopharmaceutical Therapy Trials in SSTR2+ GEP-NETs"
[2]Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026
No head-to-head studies have been conducted; given different designs and methods, cross-trial comparisons cannot be made. Safety and efficacy of investigational agents have not been established. The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE® THERAPEUTICS

2b

Melanoma
Lapemelanotide zapixetar

Targeting MC1R

Checkpoint Inhibitors Transformed Melanoma Care but Still Leave Many Behind

^{212}Pb therapy targeting MC1R, designed to extend checkpoint reach where few options remain



Whole body PET scan of a metastatic melanoma patient using VMT02

~40%-60% of patients do not respond to PD1/PD-L1 blockade[1]

~50% 1-year overall survival for metastatic melanoma[2]

✓ Regulatory precedents for accelerated approval[3]

Scientific rationale

- ✓ **MC1R is highly expressed in advanced melanoma**[4]
- ✓ **Radioligand can trigger cell death** and drive an anti-tumor immune response[5]
- ✓ Potential to **enhance the depth and breadth of response** in combination with checkpoint blockade

Preliminary Phase 1/2a data[6]

- ✓ **No DLTs** at doses studied
- **Objective responses and prolonged stabilization of disease** with lapemelanotide zapixetar 3.0 mCi monotherapy treatment in heavily pre-treated patients
- Data pending on anti-tumor activity in combination with PD-1 inhibitor nivolumab

Approved options require inpatient care, intratumoral injections, or complex supportive interventions[3]; lapemelanotide is a ready-to-administer radioligand designed to target disease throughout the body.

[1]Long GV, et al. Overall Survival and Response with Nivolumab and Relatlimab in Advanced Melanoma. *NEJM Evid.* 2023;2(4):EVIDoa2200239. doi:10.1056/EVIDoa2200239; [2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; updated: 2026 Jun 22; cited 2026 Sep 24. [3]For class overview and sources, please see slide 2L+ Metastatic Melanoma Trials. [4]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702. [5]Li et al., Mol. Pharm., 2019. [6]Block MS et al, Poster Presentation at SITC 2026. Data cut-off date September 18, 2026.

PERSPECTIVE THERAPEUTICS

Potential First-in-Class ^{212}Pb Therapy Targeting MC1R for Melanoma

Disease with High Unmet Needs

High MC1R expression more common in advanced melanoma[1]

Phase 1 imaging study at Mayo Clinic supported patient selection using [^{203}Pb]VMT01 and [^{68}Ga]VMT02

Clinically Evaluating Mono and Combo Approaches

In Phase 1/2 as a monotherapy and combined with nivolumab

Showed synergistic effects with nivolumab in mouse models

Advancing in Phase 1/2 Dose Finding Study

32 patients dosed (24 monotherapy, 8 combination)[2]

Lapemelanotide zapixetar 3.0 mCi monotherapy cohort enrolling patients

Fast Track Designation

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702
[2]As of October 30, 2026

Ongoing Phase 1/2a Open-Label Trial For Lapemelanotide Zapixetar in Melanoma


Phase 1 Dose-finding*
Phase 2 Expansion
Enrolling
Cohort 1
3.0 mCi x 3
n = 12
Enrolled
Cohort 2
5.0 mCi x 3
n = 7
Enrolled
Cohort 3
1.5 mCi x 3
n = 5
Cohort 4
TBD mCi x 3
nivolumab
(480mg every 4
weeks)
Enrolled
Cohort 1
nivo combo
1.5 mCi x 3
n = 2
Enrolled
Cohort 2
nivo combo
3.0 mCi x 3
n = 6
Cohort 3
nivo combo
TBD mCi x 3
RP2D
Expansion Cohort
lapemelanotide
zapixetar
RP2D
Expansion Cohort
lapemelanotide
zapixetar +
nivolumab
RP2D

Enrollment as of October 30, 2026
*Additional patients may be enrolled in up to 2 cohorts in dose-finding and up to 2 cohorts in expansion
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312

PERSPECTIVE THERAPEUTICS

Preliminary Anti-tumor Activity Observed at 3.0 x 3 mCi Dose

Preclinical studies suggest that lower doses may stimulate the immune system and help maintain stable disease



~2 – 5 mos[1]
Observed PFS for heavily pre-treated melanoma patients
Partial Response
Stable Disease
PD
Ongoing
Death
Subsequent Cancer Therapy
0
8
16
24
32
40
48
56
64
72
80
Weeks

Durable, long-term disease control achieved in patients with a median of **4 prior lines of systemic therapy** (including **prior IO**)

Patient who showed ongoing confirmed partial response ~40 weeks after first treatment



18F-FDG PET
CT
18F-FDG PET/CT
Baseline
After Cycle 1
After Cycle 2

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). [1]Sources available on slide 2L+ Metastatic Melanoma Trials.
Block MS et al, Poster Presentation at SITC 2026. Data cut-off date September 18, 2026. Subsequent to the presentation, additional patients received treatment as of October 30, 2026.

Generally Well-Tolerated

Most common TEAEs (≥10%), % of patients


Fatigue 30%
Nausea 25%
Dyspnea 25%
Pain in extremity 15%
Muscular weakness 15%
Vomiting 15%
Abdominal pain 10%
Cough 10%
Pruritus 10%
COVID-19 10%
Contusion 10%
Proteinuria 10%
Urinary tract infection 10%
Weight decreased 10%
0%
20%
40%
60%
80%
100%

Safety analysis set: monotherapy cohorts 1–3 (N = 20)

- No DLTs
- No discontinuations due to AEs
- TEAEs were predominantly of Grade 1 and 2
- Grade 3 TEAEs in 5 patients (25%)
- No Grade 4 or 5 TEAEs
- No treatment-related serious TEAEs were reported

TEAE window for monotherapy: starting at first dose until 30 days after last dose
Block MS et al, Poster Presentation at SITC 2026. Data cut-off date September 18, 2026

PERSPECTIVE® THERAPEUTICS

Lapemelanotide Zapixetar Clinical Data Support Further Development

Well-tolerated with initial anti-tumor activity

Well-tolerated at Doses Studied[1]

Well-tolerated with no DLTs observed at multiple doses

Durable response and disease stabilization was observed at the 3 mCi activity level

Early Data In Line with Preclinical Findings

Preliminary anti-tumor activity may be due to immunostimulatory effect

Supported by preclinical data

NEXT STEPS

Exploring 3 mCi x 3 dose

Enrollment re-opened for 3 mCi x 3 monotherapy

More data from ongoing cohorts in 2027

[1]Block MS et al, Poster Presentation at SITC 2026. Data cut-off date September 18, 2026

PERSPECTiVE® THERAPEUTICS

2c

PSV359
Advanced Solid Tumors

Targeting FAP-α

PSV359: Potential First-in-Class ^{212}Pb Therapy Targeting FAP-α for Solid Tumors

Untapped Approach with Strong Scientific Rationale

FAP-α is abundantly expressed on the surface of cancer-associated fibroblasts

Associated with majority of solid tumors due to expression in cancer cellular matrix

Promising Profile by Clinical Imaging

PSV359 uses a novel peptide for robust penetration and ideal clearance properties

First-in-human imaging in patients with FAP-expressing cancer showed differentiated potential[1]

Advancing in Phase 1/2a Trial

Single agent dosing ongoing
Enrolled Cohort 3 in 2Q 2026

Planning for expansion into multiple high-prevalence tumors

Planning for combination with pembrolizumab in certain lung and colorectal cancers

[1]World Molecular Imaging Congress 2024 abstract #82

FAP-α is an Attractive Cancer Target with Broad Solid Tumor Potential

FAP-α Contributes to Poor Patient Outcomes


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Associated with aggressive cancers

Poor drug penetration due to dense, fibrotic tumor environment

Immune suppression by tumor stroma

New Approach to Treating Solid Tumors

Highly expressed on tumors and surrounding cells

Synergistic potential with standards of care

Potential to reshape tumor environment

No approved therapies targeting FAP-α, with several clinical candidates in development

Kratochwil et al., JNM, 2019

PERSPECTIVE THERAPEUTICS

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors


Phase 1 Dose-finding
Phase 2 Expansion
Enrolled
Cohort 1
2.5 mCi x 4
n = 2
Enrolled
Cohort 2
5.0 mCi x 4
n = 7
Enrolled
Cohort 3
6.0 mCi x 4
n = 8
Cohort 4
TBD mCi x 4
RP2D
Expansion Cohort A
FAP tumor expressor
RP2D
Expansion Cohort B
FAP stroma expressor
RP2D

As of September 30, 2026. For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

[^{203}Pb]PSV359 First-in-human of Imaging in 16-yr-old Male with FAP-Expressing Chondroblastic Osteosarcoma



1 hour | 4 hour | 18 hour

[^{203}Pb]PSV359 showed:

- rapid tumor uptake
- fast renal clearance
- low accumulation in organs
- long tumor retention

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

2d

CCK2R81 a potential first-in-class in selected solid tumors

Future pipeline opportunity

Perspective's CCK2R81 in Medullary Thyroid Cancer Compared to FDG and Fluorodopa

^{18}F FDG
Mildly increased uptake in thyroid mass


Medullary thyroid cancer (MTC)

^{18}F fluoroDOPA
No abnormal uptake in thyroid mass


MTC

^{68}Ga PSV CCK2R81*
Significantly increased uptake in thyroid mass


MTC

- 39 year old male
- MTC right lobe of thyroid gland (by FNAC)
- Unexplained high S. Calcitonin level (1202 pg/ml) & S. CEA level (19ng/ml)
- Clinically palpable right neck mass

| Clinical collaborator Dr Ishita Sen, Fortis Memorial Research Institute, Gurgaon, India

3

Platform and Manufacturing

Chemistry built for Lead-212 and a supply chain already shipping product

Optimizing Structural Chemistry:

Alpha emitter + Pb specific chelator + engineered peptides



Alpha-emitting ^{212}Pb Isotope for strong tumor killing

- Deadly double-stranded DNA breaks
- Short range emissions decrease collateral damage

Proprietary Pb Chelator[1] for improved safety

- Rapid renal clearance lowers nephrotoxicity
- Retained radioactivity reduces systemic toxicity

Engineered Peptides for tumor specificity

- High tumor specificity mitigates off-target effects
- Rapid blood clearance improves safety

Proprietary Radioligand Platform Optimizes Therapeutic Index

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

Choosing the Right Isotope

Lead (^{212}Pb) advantages over beta and other alpha emitters

^{212}Pb Advantage

- → *Better anti-tumor activity*
- → *Better safety profile*
- → *Cleaner decay chain*
- → *Better clinical profile*
- → *Isotope access & scalability*
- → *Better patient management*
- → *Better patient selection*

^{212}Pb Lead-212 α radiation	^{225}Ac Actinium α radiation	^{177}Lu Lutetium β radiation
Potency	Potency	Potency
Off-Target Damage	Off-Target Damage *	Off-Target Damage
Decay Profile	Decay Profile	Decay Profile
Half-Life	Half-Life	Half-Life
Supply / Production	Supply / Production	Supply / Production
Patient Convenience	Patient Convenience	Patient Convenience
Theranostic Pair	Theranostic Pair	Theranostic Pair
BEST OVERALL PROFILE	POTENT BUT PROBLEMATIC	PROVEN BUT LIMITED

*Daughter isotopes

Based on management's beliefs and expectations regarding Pb-212's advantages as a therapeutic isotope

Sgouros G. Alpha-particles for targeted therapy. Adv Drug Deliv Rev. 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

Not All ^{212}Pb Programs Are Created Equal

Proprietary chelator for lead-based RPTs

GENERIC CHELATOR

DOTA

Net charge: 2-



- ☒ Leaks up to 36% of ^{212}Bi (in vitro)
- ☒ Negative charge → kidney reuptake[2]
- ☒ Not optimized for Pb isotopes
- ☒ May limit therapeutic window

PERSPECTIVE PROPRIETARY Pb-SPECIFIC CHELATOR

PSC

Net charge: 0 (neutral)



- ☑ Minimal ^{212}Bi redistribution (preclinical)
- ☑ Neutral charge → rapid renal clearance (preclinical)
- ☑ Designed specifically for Pb isotopes
- ☑ Emerging favorable safety profile across 3 clinical programs

U.S. Patent No. 12128115 B2

GENERIC CHELATOR

TCMC

Net charge: 2+



- ☒ Ejects ~16% of ^{212}Bi daughter (in vitro)
- ☒ Positive charge may increase nonspecific uptake in liver & kidneys
- ☒ Not optimized for Pb isotopes
- ☒ May limit therapeutic window

Proprietary chelator -> differentiated safety profile

Mirzadeh et al., Radiochimica Acta, 1993; Li M et al, Pharmaceutics. 2023;15(2):414.; Nelson BJB, et al., Nucl Med Biol. 2023; Pretze et al., Pharmaceutics, 2023.

PERSPECTIVE® THERAPEUTICS

Advancing a Theranostic Approach:

Imaging optimizes targeted delivery to tumor


Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload


Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will go

Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

Direct-to-Hospital Delivery through Integrated Isotope Production


Regional Manufacturing Site
Hospital
Weekly
Alpha-PRIME unit
New IP enables commercial scale manufacturing
Central stockpile
Isotope Purification
Synthesis & Radiolabeling
Delivery
228Th Thorium 1.9 y
224Ra Radium 3.6 d
212Pb Lead 10.6 h
HOSPITAL

Central stockpile
- Central Thorium-228 supply
- Long-term DOE contract
- Radium-224 generators shipped regionally

Isotope Purification
- Produce & extract radionuclide
- Daily Lead-212 collection
- Multiple patient doses/day
- >99.99% Lead-212 purity

Synthesis & Radiolabeling
- Lead-212–ligand conjugation using proprietary chelator
- Batch-based production
- ~30-minute process

Delivery
- Existing distribution in place
- Proven infrastructure
- Path already established by approved diagnostic products

PERSPECTIVE® THERAPEUTICS

Reaching the Largest Addressable Market with Regional Manufacturing

Top 6 sites cover >90% US population within a one half-life (11 hour) delivery radius[1]

Sites	Today	2027 [2]	2028-9	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Potential Locations				
Los Angeles, CA	*In progress*			48 m
Houston, TX	*Site owned*			37 m
Atlanta, GA				57 m
Orlando, FL				31 m

Network designed to ensure reliable commercial supply for ready-to-administer therapeutics


CATX Manufacturing Facilities
Operational facility
Buildout in progress/site owned
Potential site
Delivery Radius (road) within 1 half-life of ^{212}Pb (11 hrs)

[1] Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary; [2] Based on current Company plans and estimates

PERSPECTIVE THERAPEUTICS

PERSPECTIVE THERAPEUTICS

4

Financial Strength and IP

Well-funded through major data readouts, with patent protection into the 2040s

Strong Financial Position

Funding into 2028

Cash, cash equivalents and short-term investments as of Sept 30, 2026	~$202 million
Share count as of Sept 30, 2026	~114.2 million
Outstanding common stock warrants & options as of Sept 30, 2026	~14.0 million

Based on our current plans, we believe our existing cash and cash equivalents will be sufficient to fund our current planned clinical milestones and operational investments into 2028.[1]

[1] As of November 9, 2026 (the filing date of the Company's Q3 2026 Form 10-Q).

PERSPECTIVE THERAPEUTICS

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain


Composition of Matter
Methods of Imaging and Treating
Chelator
PERSPECTIVE THERAPEUTICS
Manufacturing
Isotope

A Decade of Deliberate, End-to-End Engineering

Strong IP portfolio covering all aspects of radiopharmaceutical value chain



Isotope of Choice

Potent alpha emitter with **rapid clearance for improved safety**

Proprietary Chelator Discovery

Superior chelating properties to **limit** daughter isotope **accumulation in kidneys** and tissues

Composition of Matter

Novel high affinity proprietary ligands to high value targets in oncology

Methods of Imaging and Treating

Imaging to optimize compound iteration based on **biodistribution**

Vertically Integrated Manufacturing[1]

~400 doses

~150 patients treated at **30** sites on **3** continents

122 issued, allowed & pending patent applications:
COM, methods of imaging & treating, manufacturing, chelator & isotope

As of October 30, 2026. [1]Includes patients in company sponsored studies and investigator sponsored/initiated studies.

PERSPECTIVE THERAPEUTICS

Built Over a Decade - The Platform Is Built; Pipeline Advancing

The Only Fully Integrated Radiopharmaceutical Platform from Isotope to Patient



Approved product
Manufacturing network expansion
Registration-enabling pivotal trial
Category defining radiopharmaceuticals
Clinical proof-of-concept established
122 issued, allowed and pending patents[1]
Regional network for direct to hospital delivery
Proprietary chelator for improved safety
Commercial scale manufacturing
Long-term ^{228}Th stockpile secured
^{212}Pb selected as isotope of choice

[1]As of October 30, 2026.

PERSPECTIVE THERAPEUTICS



Abbreviations

AACR: American Association for Cancer Research
AE: adverse event
AKI: acute kidney injury
ASCO: American Society of Clinical Oncology
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
AST: aspartate aminotransferase
CI: confidence interval
CR: complete response
CT: computed tomography
Cmax: peak concentration
DLT: dose limiting toxicities
DOR: duration of response
EMA: European Medicines Agency
ENA: EORTC-NCI-AACR
ENETS: European Neuroendocrine Tumor Society
EOP2: end of Phase 2
ESMO: European Society of Medical Oncology
EORTC: European Organisation for Research and Treatment of Cancer
FAP-α: fibroblast activation protein alpha
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
GI-NETs: gastrointestinal NETs
IO: immuno-oncology
ICI: immune checkpoint inhibitor
ITT: intention-to-treat
MAA: marketing authorization application
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
NANETS: North American Neuroendocrine Tumor Society
NCI: National Cancer Institute
NE: not estimable
NETs: neuroendocrine tumor
ORR: objective response rate
OS: overall survival
Pb: lead
PD: progressive disease
PD-1: programmed cell death receptor-1
PD-L1: programmed cell death 1 ligand
PFS: progression free survival
P-NET: pancreatic NET
PR: partial response
PRRT: peptide receptor radionuclide therapy
RECIST v1.1: Response Evaluation Criteria in Solid Tumors version 1.1
RP2D: recommended phase 2 dose
RPT: radiopharmaceutical therapy
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SITC: Society for Immunotherapy of Cancer
SOC: standard of care
SPECT: single-photon emission computed tomography
SSA: somatostatin analog
SSTR2: somatostatin receptor type 2
TEAE: treatment emergent adverse events
TRAE: treatment related adverse events
uPR: unconfirmed partial response
USPI: U.S. prescribing information

PERSPECTiVE® THERAPEUTICS

APPENDIX – Backup Slides

- Investment thesis
- Market opportunity
- Bamzireotide navoxetan (VMT-α-NET)
- Lapemelanotide zapixetar (VMT01)
- PSV359
- Manufacturing
- IP protection

PERSPECTIVE THERAPEUTICS

A

Investment thesis

Backup

Engineering the Alpha Advantage in Targeted Oncology

- Targeted alpha therapy
- Proprietary chelator
- Full stack manufacturing platform with regional infrastructure
- Robust pipeline
- Cash runway into late 2028[1]
- Multiple 2027 catalysts

Three clinical programs, Broad patient coverage

Bamzireotide navoxetan (SSTR2)
Phase 1/2a results provide a strong foundation for a registrational study[2]; targeting an end-of-Phase 2 meeting in 1Q 2027

Lapemelanotide zapixetar (MC1R)
Focus on 3.0 x 3 mCi dose;
Data from ongoing cohorts expected 2027

PSV359 (FAP-α)
Multiple solid tumors, enrolled Cohort 3

Bamzireotide Maturing duration across all cohorts	Lapemelanotide 3.0 mCi More patient data	PSV359 Initial clinical data	Manufacturing: Chicago Metro	VMT-α-NET Phase 3 readiness	Cash Runway: Into 2028[1]

[1]See slide 48 for more details
[2]Halfdanarson TR et al, Presentation at NANETS 2026. Full presentation available here. Data cut off date September 10, 2026

Optimizing the Entire System for Targeted Oncology

Radiopharmaceuticals Are the Next Frontier in Precision Oncology

Massive Projected Annual TAM

$45B+

Clinically Validated Modality

PLUVICTO® LUTATHERA®

High Potency Payloads with Cancer-Specific Targeting



To unlock the full value of the radiopharmaceutical market, Perspective innovates every part of the chain

- The Right Radioisotope ^{212}Pb
- Optimized Structural Chemistry
- Theranostic Approach
- Manufacturing Network

See slide 9 and 10 for additional details regarding potential market opportunity

PERSPECTIVE® THERAPEUTICS

Advancing a Diverse ^{212}Pb-Based Oncology Portfolio

Program	Target	Disease	Candidate Evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Key Expected Milestone	Global Rights
Bamzireotide navoxetan	SSTR2	Neuroendocrine Tumors					EOP2 meeting targeted 1Q 2027 Maturing duration of follow-up	PERSPECTIVE
		Other SSTR2+ Tumors	Meningioma				Initial data late 2027	PERSPECTIVE
Lapemelanotide zapixetar[1]	MC1R	Melanoma *Imaging & Therapy*	Monotherapy				More data from ongoing cohorts in 2027	PERSPECTIVE
		Melanoma *Imaging & Therapy*	Combination with Nivolumab					PERSPECTIVE
PSV359[2]	FAP-α	Solid Tumors					Initial Phase 1/2a data 2027	PERSPECTIVE
PSV594[3]	CCK2R	Solid Tumors					Initiate therapeutic dosing	PERSPECTIVE
Multiple	*Undisclosed*						First in human images	PERSPECTIVE

[1]Alternative construct for imaging: VMT02; [2]Alternative construct for imaging: PSV377; [3]Alternative construct for imaging: PSV507

PERSPECTIVE THERAPEUTICS

A

Market opportunity

Backup

Solid Tumors are an Attractive Market for Radiopharmaceuticals

Solid Tumor Type	Total U.S. Patients[1]	Approved Radiopharmaceutical
Breast Cancer	*320k*	
Prostate Cancer	***314k***	**Pluvicto, ~$2.0bn annual US sales[2]**
Non-Small Cell Lung Cancer	*204k*	
Colorectal Cancer	*154k*	
Melanoma	*105k*	
Bladder Cancer	*85k*	
Kidney Cancer	*81k*	
Pancreatic Cancer	*67k*	
Liver Cancer	*42k*	
Gastric Cancer	*30k*	
Small Cell Lung Cancer	*23k*	
Sarcoma	*17k*	
Neuroendocrine Tumors	***12k***	**Lutathera, >$600m annual US sales[2]**

Potential TAM of

~$45B+

[1]U.S. incidence sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
Financial report for 3Q2026, FY2025
See slides 9 and 10 for additional details regarding potential market opportunity

PERSPECTIVE® THERAPEUTICS

Radiopharmaceutical Therapy Trials in SSTR2+ GEP-NETs

	^{177}Lu-DOTATATE	^{177}Lu-edotreotide	^{212}Pb-DOTAMTATE	^{225}Ac-DOTATATE	^{212}Pb-bamzireotide navoxetan
Study	NETTER-1[1,2] · Randomized 2:1 vs high-dose octreotide · N=229	COMPETE[6] · Randomized 2:1 vs everolimus · N=309	Phase II[7] · Single arm · N=35	ACTION-1 Phase Ib[8] · Single arm · N=17	T101 Phase 1/2a[9], Cohort 1-3[10], N=68
Status	Supported registration	CRL August 2026	No subsequent study initiated	Phase III portion ongoing	NA
Dose (administered)	200 mCi × 4 q8w	200 mCi × 4 q3mo	67.6 µCi/kg × 4 q8w	3.2 µCi/kg × 4 q8w	2.5, 5.0, 6.0 mCi x 4 q8w
Prior PRRT	0%	0%	0%	100%	0%
Histology (G1/G2/G3)	G1 66% / G2 35% / G3 0%	G1 21–28% / G2 72–79% / G3 0%	G1 23% / G2 66% / Other 11%	G1 47% / G2 53% / G3 0	G1 22% / G2 65% / G3 13%
Median PFS	28.4 vs 8.5 months[3]	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI 12–NE)	72% at 18 months
ORR	13% vs 4%	21.9% vs 4.2%	60%	29.4% confirmed	33%, 50% (C2, C3, n=66)
Grade ≥3	Not explicitly stated	TEAE: 48%	TEAE 54%	TEAE 53%	TEAE: G3 29%
Any Grade AEs → treatment discontinuations	13% (per label) 4 due to hematologic toxicity 5 due to renal related event	6%	3%	0%	0%
Any Grade AEs → treatment modification or interruptions	6% dose reduction	11%	Not disclosed	24%	1 interruption, 1 reduction
Renal (All / G ≥ 3) (*Timeframe beyond treatment period)	Renal failure: 13% / 3% *G≥3 nephrotoxicity AE: 5%	*Renal & urinary disorders 15% / 1%	*Renal events: 37% / 17% *Creatinine ↑: 9% / 3%	Creatinine clearance decreased 35% / 12%	*Renal G3: 3%
Heme (All / G ≥ 3) (*Timeframe beyond treatment period)	Lymphopenia: 90% / 44% Anaemia: 81% / 0% Leukopenia: 55/% 2% Thrombocytopenia: 53% / 1% Neutropenia: 26% / 3%	*Lymphopenia: 18% / 6% *Anaemia: 16% / 5% *Thrombocytopenia: 15% / 1% *Neutropenia: 7% / 2% MDS: 1 case	Lymphopenia: 31% /26%	Lymphocyte count ↓: 35% / 18% Anemia: 59% / 18%	Lymphocyte count ↓: 22%/7% Anaemia: 16%/ 0%
Other			Dysphagia treated with Botox injection or minimally invasive surgery		NA

[1]LUTATHERA® USPI; [2]Strosberg J et al. NEJM 2017; [3]NANETS 2021; [4]Lancet 2026 (COMPETE); [5]ESMO 2025; [6]ASCO 2024; [7]ESMO 2026. [8]ASCO 2024; [9] ESMO 2026 ; [10]Among patients who received at least one treatment
No head-to-head studies have been conducted; given different designs and methods, cross-trial comparisons cannot be made. Safety and efficacy of investigational agents have not been established.
The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE THERAPEUTICS

2L+ Metastatic Melanoma Trials

	Lifileucel (Accelerated approval)[1]	Relatlimab + Nivolumab[3]	Vusolimogene + Nivolumab (Accelerated approval)[4]	Ipilimumab ± Nivolumab	Ipilimumab + Pembrolizumab	Lenvatinib + Pembrolizumab
Study	C-144-01, open label N=73 (65% of ITT)	RELATIVITY-020, open label N = 351 (D1) + 163 (D2)	IGNYTE, open-label N=91 (FDA's EE), 140 (Safety)	SWOG S1616, RCT[7] N= 68 (combo):23 (I only)	Open label[9] N=70	LEAP-004, open label[10] N=103
Patient population						
Performance status	ECOG: 0 (71%)	D1 – ECOG: 0 (69%) D2 – ECOG: 0 (68%)	ECOG: 0 (68%)	ECOG: 0 (65%)	n/a	ECOG: 0 (60%)
Median lines of prior tx	3 (2 prior I/O)	D1 : 2 | D2: 3	n/a	n/a	1	2
Prior ICI (%)	100%	100%	100%	~90%	100%	91%
Prior BRAF inhibitor	27.4% (all BRAFm+)	D1: 52 treated /68 BRAFm+ D2: 39 treated /62 BRAFm+	17 treated/53 BRAFm+[5]	1 pt in each arm	5 treated pre IO/20 BRAFm+	35 treated / 38 BRAFm+
ORR	31.5%	D1: 12% | D2: 9%	24.2%	28% vs 9%	29%	21.4%
DoR (months)	NR (56.5% ≥ 6 months)	D1: NR (6 months: 92%) D2: 12.8 (6 months: 85%)	14.1 months (86.1% ≥ 6 months)	40.9 months in the combo 47% ≥ 6 months w/combo	16.6 months	8.3 months
SD	48%[2]	D1: 29% | D2: 31%	22%[5]	20% vs 13%[8]	n/a	45%
mPFS (months)	4.1[2]	D1: 2.1 (6 months PFS: 29%) D2: 3.2 (6 months PFS: 28%)	3.6 months[5]	3.0 vs 2.7[8] 6 months PFS: 34% vs 13%	5	4.2
AEs Grade 3+ (>10%)	Febrile neutropenia, pyrexia, infection, hypoxia, hypotension	Any AE: 41% (D1), 43% (D2) TRAE: 15% (D1), 13% (D2)	Any AE: 31%[6]	TRAE: 57% vs 35% Diarrhea	TRAE: 27%	TRAE: 46% Hypertension
Notes	Treatment related mortality: 7.5% Cytopenia ≥G3 ≥30 days: 45.5%	AEs → discont: 12% (D1), 10% (D2)	AEs → discont: 16%	AEs → discont: 29% vs 17%	AEs → discont: 13%	AEs → discont: 8%

[1]USPI; [2]doi:10.1136/jitc-2022-005755; [3]doi:10.1200/JCO.22.02072; [4]USPI; [5]doi:10.1200/JCO-25-01346; [6]FDA Clinical Review Memo; [7]doi:10.1200/JCO.21.00079; [8]https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; [9]doi:10.1038/s41591-023-02498-y; [10]doi:10.1200/JCO.22.00221

USPI and FDA Clinical Review Memo contain analyses based on the FDA's review of sponsor data, which may differ from sponsor disclosures.

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE THERAPEUTICS

A

Bamzireotide navoxetan (VMT-α-NET)

Backup

Designed with Broad Therapeutic Window

Key Takeaways vs Generic Compounds

Preclinical Studies: Decreased Off-Target Toxicity, Increased Tumor Uptake and Retention

SSTR2 tumor model demonstrates superiority to generic compounds


Tumor
Kidneys

Proprietary ^{203}Pb-VMT-α-NET

Generic ^{203}Pb-DOTATOC

Shows Significant Improvement vs Standard of Care in Preclinical Models

Superior Efficacy with Single Dose or Multiple Administrations in AR42J SSTR2-Expressing Tumor


Vehicle
[^{177}Lu] DOTATATE (3 x 500 µCi)
Standard of Care
[^{212}Pb]VMT-α-NET (1 x 120 µCi)
[^{212}Pb]VMT-α-NET (4 x 30 µCi)
Tumor Volume (mm^3)
Days post-treatment
0
500
1000
1500
2000
2500
20
40
60
80
100

Drug Administered

Lee D, et al. *Eur J Nucl Med Mol Imaging*. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9

PERSPECTIVE THERAPEUTICS

Dosimetry: Independent Investigator Findings

Amino acid co-infusion did not result in a statistically significant lower renal dose

^{212}Pb-VMT-α-NET Dosimetry Results

Dose per AA (Gy/mCi) (n=10)					
	Average	*st. dev.*	*c.o.v.*	*min*	*max*
Kidneys	**0.532**	*0.171*	*32.1%*	*0.263*	*0.876*
Spleen	**0.307**	*0.146*	*47.4%*	*0.147*	*0.578*
Liver	**0.088**	*0.031*	*35.2%*	*0.049*	*0.134*
Blood	**0.022**	*0.004*	*16.3%*	*0.017*	*0.028*
Tumors	**1.126**	*1.012*	*89.9%*	*0.181*	*3.786*

Renal dose among subjects with amino acid co-infusion (n=3) was less than for those without co-infusion (n=7): 0.46±0.20 Gy/mCi vs. 0.56±0.16 Gy/mCi (not statistically significant)

Dose per administered activity (Gy/mCi)


4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
R Kidney
L Kidney
Kidneys
Spleen
Liver
Blood
Tumors

The University of Iowa

Source: Graves et al., Presentation at SNMMI 2024

Perspective Therapeutics

Dosimetry: Highlights from the Phase 1 Study

Dosimetry Sub-Study

- Patient eligibility was assessed based on approved DOTATATE PET imaging.
- A pre-therapy multi-timepoint imaging study using 6.0 mCi (222 MBq) of $[^{203}Pb]$Pb-VMT-α-NET was acquired for dosimetry analysis.
- SPECT/CT images of [203Pb]Pb-VMT-α-NET were acquired at 1, 4, and 24 h following administration.
- Blood & urine samples were collected through 24 h post administration.
- The mean time between SPECT imaging and therapy was 9 ± 5 days.
- Standard amino acid co-administration was used for both $[^{203}Pb]$Pb-VMT-α-NET and $[^{212}Pb]$Pb-VMT-α-NET.
- Dosimetry sub-study patients (n = 6) were enrolled across 3 clinical sites.

Time-Activity Curves


Pb-203
Pb-212
Time after injection (h)

The longer half-life of Pb-203 (51.9 h) allows for improved characterization of the biodistribution of ^{212}Pb (10.6 h) at late timepoints.

Mono-exponential

$$A(t) = A_1 e^{-k_1 t}$$

Bi-exponential

$$A(t) = A_0 e^{-k_1 t}\left(1 - e^{-k_2 t}\right)$$

- Regions of interest were delineated for the kidneys, liver, spleen, whole body, and tumors based on anatomic and functional imaging.
- Time-activity curves (TACs) were generated for $[^{212}Pb]$Pb-VMT-α-NET, accounting for the differences in physical decay between ^{203}Pb ($t_{1/2}$= 51.9 h) and ^{212}Pb ($t_{1/2}$ = 10.6 hours).
- TACs were fit to either mono-exponential or bi-exponential functions, depending on goodness of fit.


Time after injection (h)
Time after injection (h)

Time activity curves in units of percent injected activity of $[^{212}Pb]$Pb-VMT-α-NET for select normal tissues and lesions in a representative patient (103-101).

Dosimetry

- Dosimetry analysis for $[^{212}Pb]$Pb-VMT-α-NET was performed using the MIRD methodology with OLINDA v2.2.3 and is based on multi-timepoint SPECT imaging of $[^{203}Pb]$Pb-VMT-α-NET.
- Results are reported both in terms of physical abs. dose and RBE-weighted dose (RBE=5).
- Dose calculations for $[^{212}Pb]$Pb-VMT-α-NET account for all daughters in the decay chain (weighted by branching ratio), partial volume effects, and redistribution of progeny ^{212}Bi.
- Bone marrow dosimetry was estimated using decay corrected blood activity concentration measurements from $[^{203}Pb]$Pb-VMT-α-NET.

Relative Biological Effectiveness

- RBE is defined as the ratio of a dose of low-LET reference radiation (e.g. x-rays) to a dose of high-LET radiation that produce the same biological effect.[7]
- Experimentally reported RBE values range from 1 to 8 for cell killing, *in vivo,* and differ based on the biological endpoint reference radiation, and alpha particle energy.[8]
- In the absence of any clinical data to support a specific RBE value for $[^{212}Pb]$Pb-VMT-α-NET, it is generally conventional to conservatively assume an RBE weighting factor of 5 for all alpha-particle dose contributions.

Dose coefficient for $[^{212}Pb]$Pb-VMT-α-NET without RBE-weighting and no redistribution of progeny ^{212}Bi.

ROI	Dose Coeff. (Gy/mCi)			
	mean	SD	min	max
Kidneys	0.40	0.10	0.23	0.48
Spleen	0.22	0.12	0.11	0.43
Liver	0.11	0.04	0.07	0.16
Red Marrow	0.019	0.006	0.012	0.026
Lesions	1.08	0.61	0.36	2.83

RBE-weighted dose coefficient for $[^{212}Pb]$Pb-VMT-α-NET assuming RBE=5 and accounting for ^{212}Bi redistribution.

ROI	Dose Coeff., (Gy/mCi, RBE = 5)			
	mean	SD	min	max
Kidneys	1.88	0.46	1.07	2.29
Spleen	0.99	0.56	0.50	1.92
Liver	0.52	0.18	0.32	0.73
Red Marrow	0.084	0.047	0.040	0.170
Lesions	5.00	2.82	1.68	13.07

Cumulative absorbed dose for a full course of treatment with $[^{212}Pb]$Pb-VMT-α-NET, without RBE weighting and no redistribution of ^{212}Bi.

ROI	Cumulative Abs. Dose (Gy)			
	4 x 2.5 mCi		4 x 5.0 mCi	
	mean	SD	mean	SD
Kidneys	**4.0**	*1.0*	**8.0**	*1.9*
Spleen	**2.2**	*1.2*	**4.4**	*2.5*
Liver	**1.1**	*0.4*	**2.3**	*0.8*
Red Marrow	**0.19**	*0.06*	**0.38**	*0.1*
Tumors	**10.8**	*6.1*	**21.6**	*12.2*

Cumulative RBE-weighted dose for a full course of treatment with $[^{212}Pb]$Pb-VMT-α-NET, assuming RBE=5 and accounting for redistribution of ^{212}Bi.

ROI	Cumulative Abs. Dose (Gy, RBE=5)			
	4 x 2.5 mCi		4 x 5.0 mCi	
	mean	SD	mean	SD
Kidneys	**18.8**	*4.6*	**37.7**	*9.2*
Spleen	**9.9**	*5.6*	**19.7**	*11.2*
Liver	**5.2**	*1.8*	**10.5**	*3.5*
Red Marrow	**0.8**	*0.47*	**1.7**	*0.9*
Tumors	**50.0**	*28.2*	**100.0**	*56.5*

PERSPECTIVE THERAPEUTICS

Baseline Patient Characteristics in NANETS 2026 Data Analysis

A pretreated, PRRT-naïve, heterogeneous NET population

Characteristic	Cohort 1 (N=2)	Cohort 2 (N=46)	Cohort 3[e] (N=20)	Total (N=68)
Age, median, years	65.5	61.5	62.5	62.5
Primary Cancer Diagnosis				
GI-NET, n (%)	2 ***(100)***	23 ***(50.0)***	9 ***(45.0)***	34 ***(50.0)***
P-NET, n (%)	0	20 ***(43.5)***	11 ***(55.0)***	31 ***(45.6)***
GEP-NET$_{\text{SSTR2-positive in all target lesions}}$[a], n (%)	2 ***(100)***	38 ***(82.6)***[b]	17 ***(85.0)***[c]	57 ***(83.8)***
Other NETs, n (%)	0	3 ***(6.5)***[d]	0	3 ***(4.4)***
NET Grade				
Grade 1, n (%)	1 ***(50.0)***	8 ***(17.4)***	6 ***(30.0)***	15 ***(22.1)***
Grade 2, n (%)	1 ***(50.0)***	32 ***(69.6)***	11 ***(55.0)***	44 ***(64.7)***
Grade 3, n (%)	0	6 ***(13.0)***	3 ***(15.0)***	9 ***(13.2)***
Prior Systemic Therapy				
Prior therapies, median (range)	1 (1–1)	1 (0–2)	1 (0–1)	1 (0–2)
Prior SSA, n (%)	2 ***(100)***	41 ***(89.1)***	15 ***(75.0)***	58 ***(85.3)***

a Retrospective subgroup analysis based on NETTER-1 SSTR2 selection criteria.
b 8 of 46 patients were excluded from this retrospectively defined subgroup of which 3 were bronchial and pheo/para patients and 5 patients did not express SSTR2 on all target lesions.
c 3 of 20 patients were excluded from this retrospectively defined subgroup, each of whom did not express SSTR2 on all target lesions.
d Other = bronchial + pheo/para.
e Patients <60 kg received 3.7 MBq/kg.
Dose, cohort size, and follow-up differ.
Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026

PERSPECTIVE THERAPEUTICS

Patient with Confirmed PR After [^{212}Pb]VMT-α-NET Treatment

Diagnostic contrast enhanced CT


Baseline
Post cycle 4, SD
Week 36, PR
Week 48, cPR

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

A

Lapemelanotide zapixetar (VMT01)

Backup

ICI Combo Rationale: Strong Synergy with Lapemelanotide Zapixetar in Melanoma

Demonstrated in well-established B16:F10 melanoma mouse model

Single dose lapemelanotide zapixetar + anti-PD-1 vs. Single dose lapemelanotide zapixetar + dual ICI



Percent Survival
100
80
60
40
20
0
0
10
20
30
40
50
60
Days
Control (n=8)
PD-1 (n=7)
a-PD-1/a-CTLA-4 (n=7)
[212Pb]VMT01(n=7)
[212Pb]VMT01/a-PD-1 (n=7)
[212Pb]VMT01/a-PD-1/a-CTLA-4 (n=8)
*
**
*
ns

Single dose lapemelanotide zapixetar + anti-PD-1 ICI
71% complete response rate

In a preclinical model, superior efficacy was observed with **a lower radiation dose** in combination with ICIs



Tumor Volume (mm³)
1000
800
600
400
200
0
ICIs (n = 7)
1.9 MBq + ICIs (n = 7)
3.7 MBq + ICIs (n = 6)
5.6 MBq + ICIs (n = 7)
0
20
40
Days Post-Treatment

Key Takeaways:

- Single dose of lapemelanotide zapixetar in combination with ICI significantly arrested melanoma tumor growth and extended survival
- >70% complete and durable response with PD-1 immunotherapy combination in a model highly resistant to checkpoint inhibitors[3]

Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

Immunocompetent mouse B16:F10 melanoma model
[1]Li et al., Mol. Pharm., 2019; [2]Li et al., Cancers, 2021 [3] Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant

Metastatic Melanoma: Post Second line plus

18F-FDG PET Scans


Brain
Heart
Bladder

Baseline

Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

PERSPECTIVE THERAPEUTICS

A

PSV359

Backup

Pan-Cancer Program: PSV359

Fibroblast activation protein alpha ("FAP") is a pan-cancer target

In some tumor types, FAP is expressed on the cancer cells as well as on stroma cells

In other cancers, FAP is primarily expressed on tumor stroma cells and not on the cancer cells


Tumor cell
FAP
FAP
Stroma
Fibroblast


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Kratochwil et al., JNM, 2019

PERSPECTIVE THERAPEUTICS

Fibroblast Activation Protein-targeted Novel Compound Development

In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

Phage display screening



- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

Compound 3-30



Compound 3-42



Compound 3-59



[1]World Molecular Imaging Congress 2024 abstract #82

PERSPECTIVE THERAPEUTICS

PSV359 is Active Against FAP-α Expression on Tumor and on Stroma

Anti-tumor Activity of PSV359 in mice with U87MG (predominately stromal mFAP) xenografts


2000
1500
1000
500
0
Tumor Volume (mm³)
4.5 MBq over 3 fractions all mice
50% CR
0
15
30
45
60
Days

Anti-tumor activity of PSV359 in mice with HT1080-hFAP (predominately cancer cells hFAP) xenografts


2500
2000
1500
1000
500
0
Tumor Volume (mm³)
4.5 MBq over 3 fractions in all mice
Additional 1.9 MBq in two mice
80% CR
0
15
30
45
60
75
90
Days

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

A

Platform and Manufacturing

Backup

^{212}Pb Isotope Decay Chain and Importance of the Pb-specific Chelator


Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
Therapy
β
212Bi
Bismuth
61 m
β
212Po
Polonium
0.1 µs
α
208Pb
Lead
Stable
α
208Tl
Thallium
3 m
β

Where the drug goes = where the alpha particle is deposited


212Bi
OH
O
NH2
R
NH
N
N
N
N
O
O
OH

- Perspective's proprietary chelator retains ~95% of ^{212}Bi after transition in drug formulation
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%

Mirzadeh et al., Radiochimica Acta, 1993; Li M et al, Pharmaceutics. 2023;15(2):414.; Nelson BJB, et al., Nucl Med Biol. 2023; Pretze et al., Pharmaceutics, 2023.

Designed for Better Clinical Outcome

Bamzireotide navoxetan and AlphaMedix use the same ^{212}Pb payload but have different clinical profiles

TEAEs	AlphaMedix	54% / 100%	Bamzireotide navoxetan: Fewer high grade events
	bamzireotide	29% / 99%	
Nausea	AlphaMedix	3% / 94%	AlphaMedix: additional GI-related complications reported included decreased appetite (46%), abdominal pain (34%), and weight decreased (23%)
	bamzireotide	66%	
Vomiting	AlphaMedix	29%	AlphaMedix: one Grade 2 event led to permanent discontinuation
	bamzireotide	1% / 12%	
Dysphagia	AlphaMedix	3% / 49%	AlphaMedix: events reported to be persistent, and in many cases relief was provided by Botox injection to the lower esophageal sphincter
	bamzireotide	Not observed	
Renal events	AlphaMedix	17% / 37%	Bamzireotide navoxetan: Renal tolerability has remained acceptable, with ongoing follow-up[1]
	bamzireotide	Two Grade 3 renal AEs	
Lymphopenia	AlphaMedix	26% / 31%	
	bamzireotide	7% / 22%	
Anemia	AlphaMedix	Not disclosed at ESMO 2025	
	bamzireotide	16%	

Darker segment of each bar represents Grade 3 or higher events, lighter segment represents all events.
[1]One additional patient with creatinine levels greater than 2 mg/dL was reported; this occurred during the course of subsequent therapy after disease progression
Halfdanarson TR et al, Presentation at NANETS 2026. Data cut off date September 10, 2026. For class overview and sources, see slide "Radiopharmaceutical Therapy Trials in SSTR2+ GEP-NETs".

PERSPECTIVE THERAPEUTICS

^{212}Pb Uniquely Suited for Combination with Immune Checkpoint Inhibitors

^{212}Pb Leaves TME More Hospitable to Immune Cells


1 Neoantigen release
Ac-225 decays/hr (billions)
Pb-212 decays/hr (billions)
Residual 225Ac activity presents toxic milieu for immune cells
2 APCs
3 Tumor infiltrating lymphocytes (TILs)
Alpha decays per hour (billions)
Time (hours)
700
600
500
400
300
200
100
1 9 17 25 33 41 49 57 65 73 81 89 97 105 113 121 129 137 145 153 161 169 177 185 193 201 209 217 225 233 241 249 257 265 273 281 289 297 305 313 321 329

1 Alpha particle-mediated cell death

- Neoantigen release (mins – hours)

2 2-5 days post-cell death

- APC accumulation in TME
  - ^{212}Pb: <5% activity remaining
  - ^{225}Ac: 70-85% activity remaining

3 5-14 days post cell death

- T cell expansion in TME (longer-term conversion into memory T cells)
  - ^{212}Pb: 0% activity remaining
  - ^{225}Ac: 40-70% activity remaining

APCs - Antigen Presenting Cells; TILs – Tumor infiltrating Lymphocytes; TME – Tumor microenvironment

PERSPECTIVE THERAPEUTICS

Kinetics Matter: ^{212}Pb Hits Hard and Fast for Strong Activity with Less Systemic Exposure


Pb-212 t½ =10.6 hrs
Lu-177 t½ = 6.6 days
Ac-225 t½ = 9.9 days
24 hrs
~80% of total
Pb-212 alphas
delivered to tumor
23 days
~80% of total
Ac-225 alphas
delivered to tumor
Cumulative dose delivered (%)
100%
75%
50%
25%
0%
0
5
10
15
20
25
30
Days after administration

Based on physical radioactive decay. Clinical dosimetry additionally reflects biological clearance and daughter isotopes.

PERSPECTIVE® THERAPEUTICS

Why ^{212}Pb?: ^{225}Ac decay series and uncertainty in dose deposition


Isotope Supply
Production
Therapy
225 Ac
Actinium
10 d
221 Ra
Radium
28 s
221 Fr
Francium
5 Min
217 Rn
Radon
0.5 ms
217 At
Astatine
32 ms
213 Po
Polonium
4.3 µs
209 Bi
Bismuth
2×10^19 y
213 Bi
Bismuth
46 m
209 Pb
Lead
3.3 h
205 Tl
Thallium
stable
209 Tl
Thallium
2 m
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds


α
217At
213Bi
213Po


O
OH
N
225Ac
R
NH


Target Organs
Liver
Kidneys

PERSPECTIVE® THERAPEUTICS

Isotope: Decay Chain – Product Implications

Post final radiolabeling and purification, alpha and beta emitting daughters of ^{225}Ac build up fast


225Ac Decay and Daughter Ingrowth
225Ac 221Fr 217At 213Bi 209Tl 213Po
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0 1 2 3 4 5 6
Hours Post Purification
1 kBq 225Ac starting dose size.


Dose Vial
α
225Ac
4 hours.
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T0
Post Final Purification
T4
4 h post Radiolabeling
Unbound Isotopes
213Po → α
213Bi → ß
217At → α
221Fr → α
Labeled
225Ac → α

PERSPECTIVE THERAPEUTICS

On-Demand Fulfillment at Regional Sites for Finished Product Delivery

Safety enhanced by centralizing long-lived precursor

^{228}Th
Thorium
1.9 y

^{224}Ra
Radium
3.6 d

^{212}Pb
Lead
10.6 h



Isotope Source
- Plentiful supply
- Long-term DOE contract

Proprietary Generator



VMT-α-GEN
Nimble, portable supply



Alpha-PRIME
Hot cell-sized generators
For commercial production

Simple chemical separation technology for ^{212}Pb extraction


Ra
Pb
Substrate retains Ra, but not Pb
Ra naturally decays to Pb
Solvent added
Ra stays
Pb washed out and collected

Finished Product
Delivered to Hospital

PERSPECTIVE® THERAPEUTICS

Ideal for Regional Manufacturing

^{228}Th
Thorium
1.9 y

- Centralized continental supply
- Weekly ^{224}Ra elution

^{224}Ra
Radium
3.6 d

- Distributed continentally
- Eluted daily for ^{212}Pb

^{212}Pb
Lead
10.6 h

- Daily manufacture of finished doses
- Leverages existing networks for logistics


^{224}Ra

Slide depicts potential supply, purification, manufacturing and logistics chain based on based on potential regional manufacturing network.

PERSPECTIVE® THERAPEUTICS

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

1:00 AM
Arrival at the Production Lab
Team checks environmental monitors, dons protective gear, & reviews checklist in the quiet, high-security production facility

1:30 AM
Generator Elution & Preparation
Team elutes proprietary Ra-224 generator extracting Pb-212, while performing precise calculations to ensure accurate dosing and patient safety

2:30 AM
Radiopharmaceutical Synthesis
Under controlled aseptic environment, the team uses automated synthesis equipment & sterile technique to produce specific patient doses

4:00 AM
Quality Control
Each dose undergoes rigorous testing—purity, pH, specific activity—before release

5:00 AM
Packaging and Transport
Radiopharmaceuticals are packed in shielded containers, labeled, logged, and loaded for hospital delivery per strict DOT regulations

6:30 AM
Hospital Delivery
Patient ready doses are delivered to the clinic after verifying documentation and ensuring timely arrival for patient administration

7:30 AM *onwards*
Patient Administration
The patient is administered with either the diagnostic or therapeutic radiopharmaceutical

8:00 AM
Back to the Production Lab
Production team completes paperwork, cleans equipment, stores radioactive materials, and prepares for the next production cycle

A

IP protection

Backup

Strong intellectual property portfolio

Perspective-owned/Exclusively-licensed IP

25 Issued Patents (full patent term expires 2036-2045, with potential PTE)

- Composition of matter for radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, CCK2R
- System and methods for generating Pb-212 radionuclide
- Composition and methods for creating radiopharmaceutical compounds using Pb-specific chelators
- Methods of combination therapies

4 Allowed Patent Applications

Composition of matter for radiopharmaceutical compounds targeting MC1R and FAP-α; CMC methods

93 Pending Patent Applications (including 9 provisional, 16 PCT, and 68 national)

- Radionuclide purification and generation technology
- Chelators
- Radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, PSMA, CCK2R, and certain other cellular receptors
- Pre-targeting technology
- Methods of imaging and treatment

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation